SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  June 6, 2002
                               -------------------
                        (Date of earliest event reported)

                               SAFETY-KLEEN CORP.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                               001-8368 51-0228924
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             (Commission File No.) (IRS Employer Identification No.)


         1301 Gervais Street, Suite 300, Columbia, South Carolina 29201
              (Address of principal executive offices) (zip code)

                                 (803) 933-4200
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              (Registrant's telephone number, including area code)


                                 Not Applicable
                        ---------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

On June 6, 2002 the registrant issued the press release filed with this Current Report on Form 8-K as Exhibit 99.1. The information contained in Exhibit 99.1 is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.                 Description
-------------     -------------------------------------
99.1              Press Release issued June 6, 2002 (Filed herewith.)




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     SAFETY-KLEEN CORP.



Date: June 7, 2002          By:      /s/ James K. Lehman
                                -------------------------------------------
                                James K. Lehman
                                Senior Vice President, General Counsel and
                                Secretary




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                                  EXHIBIT INDEX

Exhibit No.          Description
----------           -----------
99.1                 Press Release issued June 6, 2002 (Filed herewith.)

                                  Exhibit 99.1
FOR IMMEDIATE RELEASE                                Media Contact: John Kyte
June 6, 2002                                                     803-933-4224

SAFETY-KLEEN'S CHEMICAL SERVICES DIVISION BID DEADLINE PASSES; ONE QUALIFIED BID RECEIVED

         Columbia, S.C. - Safety-Kleen Corp. announced today that the bidding deadline for the acquisition of its Chemical Services Division (CSD) passed last Thursday with several bids received, but only one that has been determined to be a "qualified bid" pursuant to the bidding procedures and requirements approved by the Bankruptcy Court.

         The qualified bid was received from Clean Harbors, Inc., consistent with a previously announced definitive agreement reached between Safety-Kleen and Clean Harbors in February 2002. Other bids were received by the May 30, 2002 deadline, including one from Onyx North America, but those bids have been determined not to meet the requirements of a qualified bid.

         As a result, Safety-Kleen will not conduct an auction of the CSD assets, and the Clean Harbors bid will be presented to the Bankruptcy Court for approval during a scheduled June 13 hearing.

         Prior to submitting its bid, Onyx filed a motion with the Bankruptcy Court, objecting to the proposed sale of the CSD, and seeking a 60-day delay in the bidding deadline. Safety-Kleen filed its reply asking the Court to deny the Onyx objection in its entirety. The Court has scheduled a hearing on the Onyx request for June 10.

         "We are pleased to be moving forward with the sale of the Chemical Services Division," said Safety-Kleen Chairman, President and CEO Ronald A. Rittenmeyer. "This is another important step in our efforts to successfully emerge from bankruptcy protection."

About Safety-Kleen Corp.
         Based in Columbia, South Carolina, Safety-Kleen Corp. is the largest industrial and hazardous waste management company in North America, serving more than 400,000 customers in the United States, Canada, Mexico and Puerto Rico. Safety-Kleen Corp. is currently under Chapter 11 bankruptcy protection, which it entered into voluntarily on June 9, 2000.

Private Securities Litigation Reform Act
         Sections of this release constitute forward-looking statements that involve a number of risks and uncertainties. Many factors could cause actual results to differ materially from our expected results. These factors include risks associated with the sale of the Chemical Services Division; emergence from Chapter 11 bankruptcy protection; continued productive relations with creditors; the continued availability of credit; changes in demand for the Company's services; and competition.

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